Accrued liabilities and other payables (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current:
Payroll and welfare	$ 24,821	$ 24,702
Tax levies	9,622	7,879
Payables for advertisement	5,488	3,473
Payables related to share repurchase	2,867	2,774
Payables for office building	2,046	8,623
Professional service fees	1,235	1,273
Legal and litigation related expenses (note 26)	671	1,168
Others	5,343	3,816
Total	52,093	$ 53,708
Non-current:
Rental deposits	480
Total	$ 480